UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2014

ICEWEB, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27865	13-2640971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 E 11th, Suite 2425, Kansas City, MO  64106

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (571) 287-2388

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events.

On January 28, 2014, IceWEB, Inc. and its subsidiaries Computers & Tele-com, Inc. and KCNAP, LLC entered into a joint marketing and sales agreement with Open Data Centers, LLC and 1stPoint Communications, LLC.

On January 29, 2014 IceWEB, Inc. issued a press release announcing the joint marketing and sales agreement. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated January 29, 2014 announcing that IceWEB, Inc. has entered into a joint marketing and sales agreement with Open Data Centers, LLC and 1stPoint Communications, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICEWEB, INC.

Date: January 30, 2014	By:	/s/ Hal Compton, Sr.
Hal Compton, Sr.,
Chief Executive Officer

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